EXHIBIT 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

I hereby consent to the use in this Registration Statement of China Clean Energy  Inc. on  Post-Effective Amendment No. 2 to Form SB-2 on Form S-1 of my report dated March 7, 2008. I also consent to the reference to the firm under the heading "Experts" in the Prospectus.

/s/ Michael T. Studer CPA P.C Michael T. Studer CPA P.C. Freeport, New York June 1, 2009